Exhibit 4.6

AMENDMENT TO

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 11, 2015, by and among Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), each of the WCP Investors party hereto (the “WCP Investors”) and each of the Bain Investors party hereto (the “Bain Investors”).

RECITALS

WHEREAS, the WCP Investors and the Bain Investors are parties to that certain Second Amended and Restated Registration Rights Agreement dated as of October 29, 2014 by and among the Company, the WCP Investors, the Bain Investors and the Other Investors (the “Agreement”).

WHEREAS, the Company, the WCP Investors and the Bain Investors desire to modify the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms not defined in this Amendment shall have the meanings given to such terms in the Agreement.

2. Schedule of Bain Investors. The Schedule of Bain Investors attached to the Agreement is hereby amended and restated in its entirety as set forth in the Schedule of Bain Investors attached to this Amendment. The parties hereto acknowledge, agree and confirm that Crystal Navy S.à.r.l., U.S. Branch shall be deemed a party to the Agreement as a Bain Investor and shall be entitled to the rights, and subject to the obligations, of a Bain Investor pursuant thereto.

3. Counterparts. This Amendment may be executed in one or more counterparts by the different parties on separate counterparts and each of which when so executed and delivered shall be an original document but all such counterparts shall together constitute one and the same instrument.

4. Conflict. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and be controlling. As modified in this Amendment, the terms of the Agreement shall continue in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Second Amended and Restated Registration Rights Agreement as of the date first written above.

THE COMPANY:

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Its:	Executive Vice President, Secretary and
General Counsel

WCP INVESTORS:

WAUD CAPITAL PARTNERS II, L.P.

By: Waud Capital Partners Management II, L.P.
Its: General Partner

By: Waud Capital Partners II, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL PARTNERS QP II, L.P.

By: Waud Capital Partners Management II, L.P.
Its: General Partner

By: Waud Capital Partners II, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WCP FIF II (ACADIA), L.P.

By: Waud Capital Partners Management II, L.P.
Its: General Partner

By: Waud Capital Partners II, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

[Signature Page to Amendment]

WAUD CAPITAL PARTNERS III, L.P.

By: Waud Capital Partners Management III, L.P.
Its: General Partner

By: Waud Capital Partners III, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL PARTNERS QP III, L.P.

By: Waud Capital Partners Management III, L.P.
Its: General Partner

By: Waud Capital Partners III, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WCP FIF III (ACADIA), L.P.

By: Waud Capital Partners Management III, L.P.
Its: General Partner

By: Waud Capital Partners III, L.L.C.
Its: General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL AFFILIATES II, L.L.C.

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL AFFILIATES III, L.L.C.

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Second Amended and Restated Registration Rights Agreement as of the date first written above.

BAIN INVESTORS:

BAIN CAPITAL FUND VIII, LLC

By: Bain Capital Fund VIII, L.P., its sole member

By: Bain Capital Partners VIII, L.P., its general partner

By: Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BAIN CAPITAL VIII COINVESTMENT FUND, LLC

By: Bain Capital VIII Coinvestment Fund, L.P., its sole member

By: Bain Capital Partners VIII, L.P., its general partner

By: Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP ASSOCIATES – G

By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

[Signature Page to Amendment]

BCIP ASSOCIATES III, LLC

By: BCIP Associates III, its manager

By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP T ASSOCIATES III, LLC

By: Bain Trust Associates III, its manager

By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP ASSOCIATES III-B, LLC

By: BCIP Associates III-B, its manager

By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP T ASSOCIATES III-B, LLC

By: BCIP Trust Associates III-B, its manager

By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

RGIP, LP

By: RGIP GP, LLC, its general partner

By:	/s/ Alfred Rose
Name:	Alfred Rose
Title:	Managing Member

[Signature Page to Amendment]

CRYSTAL NAVY S.À.R.L, U.S. BRANCH

By:	/s/ Gregory Dulgarian
Name:	Gregory Dulgarian
Title:	Authorized Signatory

[Signature Page to Amendment]

SCHEDULE OF BAIN INVESTORS

Bain Capital Fund VIII, LLC

Bain Capital VIII Coinvestment Fund, LLC

BCIP Associates III, LLC

BCIP Associates – G

BCIP Associates III-B, LLC

BCIP T Associates III, LLC

BCIP T Associates III-B, LLC

RGIP, LP

Crystal Navy S.à.r.l., U.S. Branch

Notice address for the Bain Investors:	Bain Capital Partners, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116 Attention: Chris Gordon Facsimile: (617) 516-2010